SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): August 6, 2002


                            INFORM MEDIA GROUP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                         033-03328-D               87-0542172
--------------------          ------------------------      ------------------
(State or other jurisdiction   (Commission File No.)          (IRS Employer
of incorporation)                                           Identification No.)



                      2980 South Rainbow Blvd. - Suite 100
                          Las Vegas, Nevada USA 89146
                         -----------------------------
                    (Address of principal executive offices,
                               including Zip Code)


        Registrant's telephone number, including area code: (702) 307-8778
                                                            ---------------



                              GAMEWEAVER.COM, INC.
                    ----------------------------------------
          (Former name or former address if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant

     Effective August 6, 2002 the Company decided to replace Merdinger, Fruchter, Rosen & Company, P.C. which audited the Company's financial statements for the fiscal years ended December 31, 2000 and 2001, with Stonefield
Josephson, Inc ("Stonefield Josephson") to act as the Company's independent certified public accountants. The reports of Merdinger, Fruchter, Rosen & Company, P.C. for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the report of Merdinger, Fruchter, Rosen & Company, P.C. for these fiscal years was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and subsequent interim periods there were no disagreements with Merdinger, Fruchter, Rosen & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Merdinger, Fruchter, Rosen & Company, P.C. would have caused it to make reference to such disagreements in its reports.

     The Company has authorized Merdinger, Fruchter, Rosen & Company, P.C. to discuss any matter relating to the Company and its operations with Stonefield Josephson.

      The change in the Company's auditors was recommended and approved by the board of directors of the Company.

      During the two most recent fiscal years and subsequent interim period, the Company did not consult with Stonefield Josephson regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

      Stonefield Josephson has reviewed the disclosures contained in this 8-K report. The Company has advised Stonefield Josephson that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Stonefield Josephson does not agree with any statements made by the Company in this report. Stonefield Josephson has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 7.  Financial Statements, Exhibits and Pro Forma Financial Information

        (a)   Not Applicable

        (b)   Not Applicable

        (c)   Exhibits

      16.1 The letter from the Company's former auditors confirming the information in Item 4 will be filed by amendment.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   August 14, 2002
                                    INFORM MEDIA GROUP, INC.



                                   By:  /s/ Richard J. Wilk
                                       --------------------------------------
                                       Richard J. Wilk, Chief Executive Officer












Inform 8-K change auditor 8-7-02